UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
(Amendment No.)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 8, 2020 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado (Address of principal executive offices)		80538 (Zip Code)

Registrant's telephone number, including area code		(970) 493-7272

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HSKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on April 8, 2020. The following is a summary of the matters voted on at the annual meeting based on the report of the voting results by the independent inspector of elections. The definitive proxy statement related to the annual meeting that was filed by the Company with the Securities and Exchange Commission under cover of Schedule 14A (File No. 000-22427) on March 2, 2020, contains a description of the following proposals considered at the annual meeting, each of which were approved by the Company's stockholders at the annual meeting as set forth below:

1.	Stockholders elected the following nominees to serve a one-year term, as follows:

Nominee	For	Withheld	Broker Non-Voted	Other Non-Voted
Mark F. Furlong	6,722,648	24,082	402,294	—
Scott W. Humphrey	5,645,440	1,101,290	402,294	—
Sharon J. Larson	5,624,251	1,122,479	402,294	—
David E. Sveen	4,561,095	2,185,635	402,294	—
Bonnie J. Trowbridge	6,722,712	24,018	402,294	—
Kevin S. Wilson	6,722,914	23,816	402,294	—

Mr. Furlong, Mr. Humphrey, Ms. Larson, Dr. Sveen, Ms. Trowbridge and Mr. Wilson have been elected to hold office until the 2021 annual meeting of stockholders or until his or her respective successor is duly elected and qualified.

2.	Stockholders ratified the appointment of Plante & Moran, PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2020, as follows:

For:	7,074,340
Against:	51,704
Abstain:	22,980
Broker Non-Voted:	—
Other Non-Voted:	—

3.
Stockholders approved the proposal to amend our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of each class of our common stock by 3,000,000, as follows:

For:	7,027,079
Against:	105,976
Abstain:	15,969
Broker Non-Voted:	—
Other Non-Voted:	—

4.	Stockholders approved our 2020 Employee Stock Purchase plan, as follows:

For:	6,727,682
Against:	14,701
Abstain:	4,347
Broker Non-Voted:	402,294
Other Non-Voted:	—

5.
Stockholders approved the Heska Corporation Stock Incentive Plan, as amended and restated, to, among other things, increase the number of shares authorized for issuance thereunder by 300,000 shares, as follows:

For:	6,472,195
Against:	262,803
Abstain:	11,732
Broker Non-Voted:	402,294
Other Non-Voted:	—

6.	Stockholders approved the Company's executive compensation in a non-binding advisory vote, as follows:

For:	6,703,050
Against:	31,301
Abstain:	12,379
Broker Non-Voted:	402,294
Other Non-Voted:	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: April 9, 2020	By: /s/ Eleanor F. Baker Eleanor F. Baker Vice President, General Counsel and Secretary